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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 1997

                            LA PETITE ACADEMY, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                        33-61232                 43-1243221
(State or other jurisdiction      (Commission File No.)       (IRS Employer
  of incorporation)                                          Identification No.)



                       8717 West 110th Street, Suite 300
                          Overland Park, Kansas  66210
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (913) 345-1250
              (Registrant's telephone number, including area code)

                            LA PETITE HOLDINGS CORP.
            ________________________________________________________
         (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     On June 1, 1997, La Petite Holdings Corp. ("Holdings") was merged with and into its wholly-owned subsidiary La Petite Academy, Inc., a Delaware corporation ("Academy"), pursuant to the Agreement and Plan of Merger dated as of May 22, 1997 (the "Merger Agreement") by and between Holdings and Academy. Pursuant to the terms of the Merger Agreement, Academy is the surviving corporation, (with all of the rights, privileges, powers and franchises of each of said corporations, and all property, real, personal and mixed, of said corporations).

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LA PETITE ACADEMY, INC.
                                    a Delaware corporation

        Date: July 9, 1997          By: /s/ Phillip M. Kane
                                    -----------------------

                                    By:  Phillip M. Kane
                                         Senior Vice-President, Chief
                                         Financial Officer and
                                         Treasurer and duly authorized
                                         representative of the registrant



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